AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

AHCA CONTRACT NO. FA523
AMENDMENT NO. 8

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

1. Standard Contract, Section II .A, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $680,379,083.00, (an increase of $10,560,000.00), subject to the availability of funds.

2.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 1 is hereby amended to now read:

Table 1 Projected Enrollment

County	Maximum Enrollment Level
BREVARD	8,000

BROWARD	14,000

_DADE DADE	25,000

HILLSBOROUGH	40,000

LEE	18,000

MANATEE	3,500

ORANGE	30,000

OSCEOLA	8,500

PALM BEACH	12,000

PASCO	15,000

-PINELLAS	25,000

POLK	30,000

SARASOTA	8,000

SEMINOLELE	8,000

3.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 3, is hereby amended to now read:

Table 3 Area

Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management

Table 3.
Areas 5, 6, 7, 8, 9, 10, and 11 Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management Area 05 General Rates plus Mental Health Plan - 015005304(PASCO) 015005305(PINELLAS)

	<1 year	1-5	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	345.77	79.28	51.94	57.32	114,31	139.01	210.44	291.84	291,84
SSI/NO Medicare	3265.63	429.24	240.86	235.59	235.59	628.37	628.37	594.95	594.95
SSI/Part B	266.87	266.81	266.87	266.87	266.87	266.87	266.87	266.87	266.87
SSI/Part A 6 B	310.72	318.72	318.12	318.72	318.72	318.72	318,72	318.72	225,77

Area 06 General Rates plus Mental Health Plan — 015005300(HILLSBOROUGH) 015005307(POLK) 015005318 (MANATEE)

	<1 year	-5	6-13		14-20 Male 14-20 Female 21-54 Male 21-54 Female			55-64	65+
TANF/FC/SOBRA	330.07	7591	61.92	61.67	122.23	135.83	204.29	282.98	282.98
SS1/No Medicare	3017.05	37169	265.72	243.82	243,82	647.81	647.81	587,26	587.26
SSI/Part B	242.29	24229	242.29	242.29	242.29	242,29	242.29	242.29	242.29
SSI/Part A 6 B	288.09	288.09	288.09	288,09	288.09	288.09	288.09	288.09	202.64

AHCA Contract No. FA523, Amendment No. 8, Page 1 of 3

AHCA Form 2100-0002 (Rev. NOV03)

AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

Area 07 General Rates plus Mental Health Plan — 015005308 (ORANGE) 015005313(SEMINOLE) 015005314(OSCEOLA) 015005336(BREVARD)

	<1 year	1-:	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	337.20	76.9)	58.07	59.10	114.69	136.45	206.32	287.87	287.87
SSI/No Medicare	3217.90	406,81	260.45	239.73	239.73	628.24	628.24	594.96	594.96
SSI/Part B	266.03	266.0	266.03	266.03	266.03	266.03	266.03	266.03	266.03
SSI/Part A & B	293.59	293.59	293.59	293.59	293.59	293.59	293.59	293.59	208.25

Area 08 General Rates plus Mental Health Plan — 015005302 (LEE) 015005306(SARASOTA)

	<1 year	1-3	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	296.69	67.7[7]	46,25	49.88	98.88	119,48	180.88	251.72	251.72
SSI/No Medicare	3079.31	393.43	223.95	221.50	221.50	594.93	594,93	563.76	563,76
SSI/Part B	243.57	243.51	243.57	243.57	243.57	243.57	243.57	243.57	243.57
SSI/Part A 6 B	292.10	292.30	292.10	292.10	292.10	292.10	292.10	292.10	206.49

Area 09 General Rates plus Mental Health Plan — 015005310(PALM BEACH)

	<1 year	1-5	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	316.80	71.49	49.26	52.54	104,85	126.25	191.61	270.11	270.11
SSI/No Medicare	3344.06	424,:3	246.02	236.61	236.61	650.12	650,12	614.45	614,45
SSI/Part B	267.44	267.+4	267,44	267.44	267.44	267.44	267.44	267.44	267.44
SSI/Part A & B	331.80	331.10	331.80	331.80	331.00	331.80	331.80	331,80	235.67

Area 10 General Rates plus Mental Health Plan — 015005311(BROWARD)

	<1 year	1.5	6-13		14-20 Male 14-20 Female 21-54 Male 21-54 Female			55-64	65+
TANF/FC/SOBRA	328.75	75.[7]4	60.81	58.42	112.75	132.87	201.05	203.53	283.53
SSI/No Medicare	4151.83	510.2	323.61	304.08	304.08	801.75	801.75	764.03	764.03
SSI/Part B	290.18	290..0	290.18	290,16	290.18	290.18	290.18	290.18	290.18
SSI/Part A & B	354.95	354.15	354.95	354.95	354.95	354.95	354,95	354.95	249.35

Area 11 General Rates plus Mental ‘]Health Plan - 015005312(DADE)
	<1 year	1.5	6-13		14-20 Male 14-20 Female 21-54 Male 21-54 Female			55-64	65+
TANF/FC/SOBRA	409.17	92.[1]6	69.70	69.26	136.84	161.91	246.27	343.39	343.39
SSI/No Medicare	4551.56	561.11	358.04	331.22	331.22	B76.41	876.41	832.73	832.73
SSI/Part B	451.58	451,58	451.58	451.58	451.58	451.58	451.50	451.58	451,58
SSI/Part A & B	420.30	420.10	420.30	420.30	420,30	420.30	420.30	420.30	295.40

4.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 3, the second paragraph is hereby amended to now read:

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $680,379,083.00, (an increase of $10,560,000.00), expressed on page seven of this contract.

5.	This amendment shall begin on July 1, 2005, or the date on which the amendment has been signed by both parties, whichever is after.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to con form with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cam tot be executed unless all previous amendments to this Contract have been fully executed.

No. 8, Page 2 of 3

AHCA Form 2100-0002 (Rev. NOV03)

AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

IN WITNESS WHEREOF, the parties hereto have caused this 3 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, MC.

STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

S.CONT

NAME: Don Gilmore		NAME: Alan Levine

TITLE: CEO		TITLE: Secretary

DATE:	/s/ 6/21/05	DATE:, /S/ 6/27/05

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

AHCA Contract No. FA523, Amendment No. 8, Page 3 of 3

AHCA Form 2100-0002 (Rev. NOV03 )